                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



         Date of report (Date of earliest event reported): May 10, 1999



                          Commission File No. 0-24833




                          FUTURELINK DISTRIBUTION CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Colorado                                 95-3895211
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (I.R.S. Employer Identification No.)
Incorporation or Organization)


300, 250 - 6th Avenue S.W., Calgary, Alberta CANADA                  T2P 3H7
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (ZIP Code)


                                 (403) 216-6000
--------------------------------------------------------------------------------
               (Regisrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     Effective May 10, 1999, the Registrant's board of directors accepted the resignation of Robert H. Kohn as a director. In his stated reasons for resigning, Mr. Kohn referred to the high level of commitment required by his duties with other companies with which he is involved and his inability to devote the time necessary to properly serve as a director of FutureLink. Mr. Kohn made no reference to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices and the Registrant is not aware of any such disagreements. A copy of Mr. Kohn's letter of resignation which was sent to the Registrant's Chairman of the Board is attached as an Exhibit hereto.

     Concurrent with the acceptance of Mr. Kohn's resignation, the Registrant's board of directors appointed Michael S. Falk as a director to fill the vacancy created by Mr. Kohn's resignation. Mr. Falk is Chairman and Chief Executive Officer of Commonwealth Associates ("Commonwealth"), which firm recently completed a private placement financing on behalf of the Registrant as placement agent (see the Registrant's Form 8-K filed May 7, 1999). Pursuant to an agency agreement between the Registrant and Commonwealth dated April 14, 1999, the Registrant is obligated to nominate a Commonwealth nominee to its board of directors. The vacancy created by Mr. Kohn's resignation allowed the Registrant to meet this obligation earlier than anticipated, Mr. Falk being Commonwealth's nominee to the board.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits

          17   Letter of Resignation of Robert H. Kohn dated May 3, 1999
          99   News Release of the Registrant dated May 12, 1999



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK DISTRIBUTION CORP.


     By: [signed: C. Chell]                              Date: May 14, 1999
         --------------------------------------
         Cameron Chell, Chief Executive Officer


     By: [signed: R. Kilambi]                            Date: May 14, 1999
         --------------------------------------
         Raghu Kilambi, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                                                 Page
-----------                                                                 ----
  17          Letter of Resignation of Robert H. Kohn dated May 3, 1999       4
  99          News Release of the Registrant dated May 12, 1999               5


                                       3